SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

July 28, 2004 (Date of earliest event reported)

CONNETICS CORPORATION

(Exact name of Registrant as specified in its charter)

Delaware	0-27406	94-3173928

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

3290 West Bayshore Road, Palo Alto, California 94303 (Address of principal executive offices, including zip code)

(650) 843-2800 (Registrant’s telephone number, including area code)

1

Item 5. Other Events and Regulation FD Disclosure.
Item 7. Financial Statements and Exhibits.
Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 5. Other Events and Regulation FD Disclosure.

     On July 28, 2004, Connetics Corporation announced that it has signed a multi-year consent with Roche to sell Soriatane® to a U.S.-based distributor that exports pharmaceutical products to select international markets. Connetics estimates that sales to this distributor could potentially generate an incremental $11.0 million to $13.0 million in Soriatane sales annually through 2007.

     A copy of the press release announcing this event is attached to this Report as Exhibit 99.1 and is incorporated into this report by this reference.

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press Release dated July 28, 2004.

99.2	Earnings Press Release dated July 28, 2004.

Item 12. Results of Operations and Financial Condition.

     On July 28, 2004 Connetics Corporation, issued a press release announcing earnings for the quarter ended June 30, 2004. A copy of the earnings release is furnished as Exhibit 99.2 to this report.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONNETICS CORPORATION

By:	/s/ John L. Higgins

John L. Higgins Executive Vice President, Finance and Corporate Development, and Chief Financial Officer

Date: July 28, 2004

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated July 28, 2004
99.2	Press Release dated July 28, 2004